UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2020
____________________
EXICURE, INC.
(Exact name of Registrant as specified in its charter)
____________________

Delaware	001-39011	81-5333008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8045 Lamon Avenue
Suite 410
Skokie, IL 60077
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 673-1700
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XCUR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
Exicure, Inc. (the “Company”) preliminarily estimates that its cash, cash equivalents and short-term investments as of February 29, 2020 was approximately $107.7 million. This preliminary estimate is not a comprehensive statement of the Company’s financial results for the quarter ending March 31, 2020 and has not been audited, reviewed, or compiled by its independent registered public accounting firm. This estimate as of February 29, 2020 is not necessarily indicative of the results to be expected for the Company's actual consolidated cash, cash equivalents and short-term investments as of March 31, 2020.
The information provided in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.
On March 30, 2020, the Company issued a press release providing a business update regarding the COVID-19 coronavirus pandemic. A copy of the press release is furnished hereto as Exhibit 99.1.
The information provided in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
Business Update
As of February 29, 2020, the Company has opened seven clinical trial sites for its Phase 1b/2 clinical trial of AST-008 in both patients with advanced or metastatic Merkel cell carcinoma and cutaneous squamous cell carcinoma.
Risk Factor Update
The Company is supplementing and updating the risk factors in its prior filings with the Securities and Exchange Commission (the “SEC”), including those discussed under the heading “Item 1A. Risk Factors,” in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 10, 2020 to add the following new risk factor:
Our business could be adversely affected by the effects of health epidemics, including the global COVID‑19 coronavirus pandemic, in regions where we or third parties on which we rely have business operations. The COVID-19 pandemic could materially affect our operations, including at our office in Skokie, Illinois, which is currently subject to a state executive order, and at our clinical trial sites, as well as the business or operations of our CROs or other third parties with whom we conduct business.
Our business could be adversely affected by health epidemics in regions where we have concentrations of clinical trial sites or other business operations, and could cause significant disruption in the operations of third party manufacturers and CROs upon whom we rely. In December 2019, a novel strain of coronavirus, COVID-19, was reported to have surfaced in Wuhan, China. Since then, COVID-19 coronavirus has spread to multiple countries, including the United States, Europe and Canada. Our company headquarters is located in Skokie, Illinois, our CROs are located globally, and our substance and drug product manufacturers are located in the United States and Europe. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, and the U.S. government imposed travel restrictions on travel between the United States, Europe and certain other countries. Further, the President of the United States declared the COVID-19 pandemic a national emergency, invoking powers under the Stafford Act, the legislation that directs federal emergency disaster response. In addition, the Governor of Illinois ordered all individuals living in the State of Illinois to stay at home until at least April 7, 2020 (subject to certain exceptions to facilitate authorized necessary activities) to mitigate the impact of the COVID-19 pandemic. The executive order exempts certain individuals needed to maintain continuity of operations of critical infrastructure sectors as determined by the federal government, and the executive order clarifies that biotechnology companies like us (including operations, research and development, manufacture and supply chain) are considered essential and exempt.
In response to these public health directives and orders, we have implemented work-from-home policies for certain employees. The effects of the executive order and our work-from-home policies may negatively impact productivity, disrupt our business and delay our clinical programs and timelines (for example, our timeline for AST-008, our timeline for XCUR-FXN or timelines for any of our preclinical programs), the magnitude of which will depend, in part, on the length and severity of the restrictions and other limitations on our ability to conduct our business in the ordinary course. These and similar, and perhaps more severe, disruptions in our operations could negatively impact our business, operating results and financial condition.

Quarantines, shelter-in-place and similar government orders, or the perception that such orders, shutdowns or other restrictions on the conduct of business operations could occur, related to COVID-19 or other infectious diseases could impact personnel at third-party manufacturing facilities in the United States and other countries, or the availability or cost of materials, which would disrupt our supply chain.
In addition, our planned clinical trials may be affected by the COVID-19 pandemic, including:

•
delays or difficulties in enrolling patients in our clinical trials, including patients who may not be able to comply with clinical trial protocols if quarantines impede patient movement or interrupt healthcare services;

•	delays or difficulties in clinical site initiation, including difficulties in recruiting clinical site investigators and clinical site staff;

•
diversion or prioritization of healthcare resources away from the conduct of clinical trials and towards the COVID-19 pandemic, including the diversion of hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials, and because, who, as healthcare providers, may have heightened exposure to COVID-19 and adversely impact our clinical trial operations;

•	interruption of key clinical trial activities, such as clinical trial site monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others; and

•
limitations in employee resources that would otherwise be focused on the conduct of our clinical trials, including because of sickness of employees or their families or the desire of employees to avoid contact with large groups of people.

For our clinical trials that we expect to conduct at sites outside the United States, particularly in countries which are experiencing heightened impact from the COVID-19 coronavirus, in addition to the risks listed above, we may also experience the following adverse impacts:

•	delays in receiving approval from local regulatory authorities to initiate our planned clinical trials;

•	delays in clinical sites receiving the supplies and materials needed to conduct our clinical trials;

•	interruption in global shipping that may affect the transport of clinical trial materials, such as investigational drug product and comparator drugs used in our clinical trials;

•
changes in local regulations as part of a response to the COVID-19 coronavirus outbreak which may require us to change the ways in which our clinical trials are conducted, which may result in unexpected costs, or to discontinue the clinical trials altogether;

•
delays in necessary interactions with local regulators, ethics committees and other important agencies and contractors due to limitations in employee resources or forced furlough of government employees; and

•	the refusal of the FDA to accept data from clinical trials in these affected geographies.
The global outbreak of the COVID-19 coronavirus continues to rapidly evolve. The extent to which the COVID-19 coronavirus may impact our business and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.
Caution Concerning Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the clinical development of the Company’s product candidates, expectations regarding future clinical trials, the preliminary financial information as of February 29, 2020 and the Company’s future expectations, plans and prospects. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the rapidly evolving nature of the COVID-19 pandemic and related containment measures. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in the Company’s other reports filed with the SEC. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued March 30, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	EXICURE, INC.

	By:	/s/ David A. Giljohann
David A. Giljohann, Ph.D.
Chief Executive Officer